Exhibit 23




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-35404 and 33-29220) of Old Republic International Corporation of our report dated June 26, 2006 relating to the financial statements of Old Republic International Corporation Employees Savings and Stock Ownership Plan, which appears in this Form 11-K.


                                        /s/ PricewaterhouseCoopers, LLP


Chicago, Illinois
June 29, 2006